UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 5, 2016

VACCINOGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54997	14-1997223
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

949 Fell Street, Baltimore, MD	21231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 387-4000

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement

Promissory Note Issued to Dolphin Offshore Partners, LP

On April 5, 2016, Vaccinogen, Inc. (the “Company”) issued an Unsecured Promissory Note (the “Note”) to Dolphin Offshore Partners, LP (the “Lender”) in a principal amount of One Million Six Hundred Thousand Dollars ($1,600,000), bearing interest at a rate of nine percent (9%) per annum, and maturing on June 30, 2016 (the “Maturity Date”).

The Note provides the Lender the right, at any time before the Maturity Date, to elect to convert part or all of the outstanding principal and any interest due and payable under the Note into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a rate of $2.00 per share by providing the Company written notice of such election. The Company’s obligation to issue Common Stock pursuant to the Note is conditioned upon the Company and the Lender entering into a mutually agreeable subscription agreement prior to such issuance, substantially in the form attached to the Note.

The Lender has previously acted as a lender to the Company under the following facilities: (1) a loan in the sum of Eight Hundred Thousand Dollar ($800,000), the maturity of which was extended and the provisions of which were amended to include a conversion option similar to that described above (though at a rate of $2.50 per share), as set forth in more detail in our Current Report on Form 8-K filed on November 18, 2015 (the “First Note”); (2) a loan in the sum of Two Hundred Thousand Dollars ($200,000), bearing interest at a rate of nine percent (9%) per annum, as evidenced by that certain Unsecured Promissory Note, dated as of November 25, 2015, and maturing on March 31, 2016, as set forth in more detail in our Current Report on Form 8-K filed on December 1, 2015 (the “Second Note”); and (3) a loan in the sum of Two Hundred Thousand Dollars ($200,000), bearing interest at a rate of nine percent (9%) per annum, as evidenced by that certain Unsecured Promissory Note, dated as of February 24, 2015, and maturing on March 31, 2016, as set forth in more detail in our Current Report on Form 8-K filed on March 1, 2016 (the “Third Note”, and together with the First Note and the Second Note, the “Promissory Notes”). The Company has issued the Note in exchange for a cash payment to the Company of $345,450, payment by the Company to the Lender of the accrued interest under the Promissory Notes in the amount of $54,550, and the cancellation and delivery by the Lender of the Promissory Notes and subject to the other terms and conditions set forth in the Note attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

This description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	$1,600,000 Unsecured Promissory Note dated April 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINOGEN, INC.

Date: April 7, 2016	By:	/s/ Andrew L. Tussing
Andrew L. Tussing
Chairman and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

10.1	$1,600,000 Unsecured Promissory Note dated April 5, 2016